UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report: October 14, 2008
WSB Financial Group, Inc.
(Exact name of registrant as specified in its charter)

Washington	001-33188	20-3153598
(State of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

607 Pacific Avenue
Bremerton, Washington		98337
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (360) 405-1200

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     The Company announced today that it has entered into an Agreement to Settle Class Action to settle the pending securities class action against the Company, its directors and certain officers, for $4.85 million. The settlement agreement is subject to the completion of formal settlement documents, and the approval of the U.S. District Court for Western Washington.
     A copy of the press release is attached as Exhibit 99.1 and incorporated by reference. This release is also being furnished for purposes of Regulation FD of the Securities and Exchange Commission.
Item 9.01 Financial Statements and Exhibits
(d)	Exhibits

99.1	Press Release of WSB Financial Group, Inc. dated October 14, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WSB FINANCIAL GROUP, INC.
(Registrant)

October 14, 2008	/s/ Terry A. Peterson

(Date)	Terry A. Peterson
Chief Executive Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release of WSB Financial Group, Inc., dated October 14, 2008.

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